UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 19, 2007

                               ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)

          Maryland                      1-12002                23-2715194
      (State or other                 (Commission           (I.R.S. Employer
jurisdiction of incorporation)        File Number)         Identification No.)


                             1311 Mamaroneck Avenue
                                    Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)

                                 (914) 288-8100
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2007, Acadia Realty Trust (the "Company") entered into a Fourth Amendment to Employment Agreement (the "Employment Agreement Amendment") with Kenneth F. Bernstein, Chief Executive Officer, President and Trustee. The
Employment Agreement Amendment amends Mr. Bernstein's existing employment agreement dated October 1998 which was amended by a first Amendment dated January 1, 2001, a second amendment dated January 1, 2004 and a third amendment dated January 1, 2006. The Employment Agreement Amendment is effective as of December 31, 2006.

On January 19, 2007, the Company entered into First Amendment to Severance Agreements (the "Severance Agreement Amendments") with Joel Braun, Executive Vice President and Chief Investment Officer, Michael Nelsen, Senior Vice President and Chief Financial Officer, Robert Masters, Senior Vice President, General Counsel, Chief Compliance Officer and Secretary and Joseph Hogan, Senior Vice President and Director of Construction (collectively, the "Executives"). The Severance Agreement Amendments amend the existing severance agreements between the Company and each of the Executives. The Severance Agreement Amendments are effective as of December 31, 2006.

The following is a brief description of the Employment Agreement Amendment and the Severance Agreement Amendments (collectively, the "Agreements"). The Agreements remove the "single trigger" Change of Control provision that would have required the Company to incur certain obligations, and make certain payments to Mr. Bernstein and the Executives (collectively, the "Officers"), upon a Change of Control without any termination of their employment with the Company. The Agreements add a provision that the Officers shall have no right to receive compensation following a Change in Control unless the Company terminates the Officers without Cause or they terminate their employment for Good Reason in which event Mr. Bernstein shall be entitled to all the benefits described in his employment agreement and the Executives shall be entitled to all the benefits described in their severance agreements. The Agreements also redefine Cause, Change in Control and Good Reason.

The foregoing description is qualified in its entirety by reference to the Employment Agreement Amendment and Severance Agreement Amendments, copies of which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5 of this form 8-K and are incorporated into this Item 5.02 by reference.



Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements

Not Applicable

(b) Pro Forma Financial Information

Not Applicable

(c) Shell Company Transactions

Not Applicable



 (d) Exhibits

 Exhibit Number      Description
 --------------      --------------------------------

10.1 Fourth Amendment to Employment Agreement dated January 19, 2007 between the Company and Kenneth F. Bernstein.

10.2 First Amendment to Severance Agreement dated January 19, 2007 between the Company and Joel Braun.

10.3 First Amendment to Severance Agreement dated January 19, 2007 between the Company and Michael Nelsen.

10.4 First Amendment to Severance Agreement dated January 19, 2007 between the Company and Robert Masters.

10.5 First Amendment to Severance Agreement dated January 19, 2007 between the Company and Joseph Hogan.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ACADIA REALTY TRUST


                                     (Registrant)


Date: January 24, 2007               By: /s/ Michael Nelsen
                                     ----------------------
                                     Name:   Michael Nelsen
                                     Title: Chief Financial Officer and
                                            Senior Vice President